UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2006

PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-11037	06-124-9050
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113
(Address of principal executive offices)	(Zip Code)

(203)837-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On October 19, 2000, Praxair, Inc. (“Praxair”) filed a Form 8-K that disclosed Praxair’s investor disclosure policies and practices in light of the then recently adopted Regulation FD of the Securities and Exchange Commission. Praxair has updated its investor disclosure policies and practices and those disclosed in the previously filed Form 8-K are no longer in effect and should not be relied upon. Praxair has posted its updated investor disclosure policies and practices in question and answer format titled “Praxair Disclosure Practices-Q&A for Investors and Analysts” dated as of July 5, 2006 on its website, www.praxair.com in the Investors section of the website. To the extent that Praxair continues to post these policies on its website, any future modifications or updates to the policies will be reflected in the website posting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date: July 14, 2006	By:	/s/	James T. Breedlove
James T. Breedlove
Vice President, General Counsel and Secretary